UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)      June  25,  2004

                     Internet Business's International, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                                                33-0845463
      (State or other                                          (IRS Employer
jurisdiction of incorporation)                               Identification No.)

           2250 East Tropicana, Suite 19-309, Las Vegas, Nevada 89119
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code:  (775) 588-2387

                                      None
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS

On June 25, 2004, Skyy-Fi, Inc., a wholly owned subsidiary of Internet Business's International, Inc. (the "Company" or "IBII") entered into a Factoring and Security Agreement with 1st American Factoring, LLC ("1st American Factoring"). The agreement provides for a continuing first priority security interest in all personal property and fixtures, and proceeds thereof, (including proceeds of proceeds) including without limitation accounts, chattel paper, goods (including inventory and equipment), instruments, investment property, documents, and general intangibles (collectively, the "Collateral") of Skyy-Fi up to $3,000,000.

Pursuant to the terms of the Agreement, Skyy-Fi shall execute and deliver to 1st American Factoring a Financing Statement and any other documents in a form satisfactory to 1st American Factoring and do all such acts and things as 1st American Factoring may at any time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the collateral.

A  form  of  the  Factoring and Security Agreement is attached hereto as Exhibit
99.1

ITEM  7.  EXHIBITS

(c)  Exhibits

Exhibit  No.    Description
                -----------
99.1            Form of Factoring and Security Agreement by and between Skyy-Fi,
                Inc. and  1st  American  Factoring,  LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                         INTERNET BUSINESS'S INTERNATIONAL, INC.
                                         ---------------------------------------

Date:  June  25,  2004                   By  /s/  Albert  R.  Reda
                                             Albert  R.  Reda
                                             ----------------
                                             President

Exhibit  99.1



                        FACTORING AND SECURITY AGREEMENT
                        --------------------------------

  THIS FACTORING AND SECURITY AGREEMENT is made as of June 29, 2004 by and between Skyy-Fi, Inc.(Seller") and 1st American Factoring, LLC ("Purchaser").

     1.  DEFINITIONS  AND INDEX TO DEFINITIONS.  The following terms used herein
         -------------------------------------
shall have the following meaning. All capitalized terms not herein defined shall have the meaning set forth in the Uniform Commercial Code:

1.1. "ACTIVE ACCOUNT DEBTOR" - An Account Debtor of Seller which owes a Purchased Account to Purchaser.

1.2.  "ADVANCE  RATE"  70%

1.3. "AVOIDANCE CLAIM" - any claim that any payment received by Purchaser from or for the account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief statute.

1.4.  "CHOSEN  STATE:  -  Colorado.

1.5. "CLOSED" - a Purchased Account is closed upon receipt of full payment by Purchaser from the Account Debtor or from the Seller (including its being charged to the Reserve Account.

1.6. "COLLATERAL"- all now owned and hereafter acquired personal property and fixtures, and proceeds thereof, (including proceeds of proceeds) including without limitation Accounts, Chattel Paper, Goods (including Inventory and Equipment), Instruments, Investment Property, Documents, and General Intangibles.

1.7. "ELIGIBLE ACCOUNT" - an Account that is acceptable for purchase as determined by Purchaser in the exercise of its reasonable sole credit or business judgment.

1.8.  "EVENTS  OF  DEFAULT"  -  See  Section  15.1.

1.9. "EXPOSED PAYMENTS" - Payments received by Purchaser from an Account Debtor that has become subject to a bankruptcy proceeding, to the extent such payments cleared said Account Debtor's deposit account within ninety days of the commencement of said bankruptcy case.

1.10. "FACE AMOUNT" - the face amount due on an Account at the time of Purchase.

1.11. "FACTORING FEE" - the Factoring Fee Percentage multiplied by the Face Amount of a Purchased Account, for each Factoring Fee Period or portion thereof, that any portion thereof remains unpaid, computed from the end of the Initial Fee Period to and including the Late Payment Date.

1.12.  "INITIAL  FEE"  -  3%

1.13.  "INITIAL  FEE  PERIOD"  -  15  Days

1.14.  "FACTORING  FEE  PERCENTAGE"  -  1%

1.15.  "FACTORING  FEE  PERIOD"  -  Every  15  Days

1.16. "INVOICE" - the document that evidences or is intended to evidence an Account. Where the context so requires, reference to an Invoice shall be deemed to refer to the Account to which it relates.

1.17. "LATE PAYMENT DATE" - ninety days from the date on which a Purchased Account was Created.

1.18. "MISDIRECTED PAYMENT FEE" - fifteen percent (15%) of the amount of any payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next business day following the date of receipt by Seller.

1.19.  "MISSING  NOTATION  FEE"  -  15%  of  the  Face  Amount.

1.20. "NOTATION" "This account has been assigned and is payable directly to 1st American Factoring, LLC, located at 501 Main Street Windsor, CO 80550 to whom notice of any claim or dispute must be advised, either in writing or telephone 970-674-8778".

1.21. "OBLIGATIONS" - all present and future obligations owing by Seller to Purchaser whether arising hereunder or otherwise, and whether arising before, during or after the commencement of any Bankruptcy Case in which Seller is a Debtor.

1.22.  "PARTIES"  -  Seller  and  Purchaser.

1.23. "PURCHASE DATE" - the date on which Seller has been advised in writing that Purchaser has agreed to purchase an Account.

1.24. "PURCHASE PRICE" - the Face Amount of a Purchased Account less the Initial Fee.

1.25. "PURCHASED ACCOUNTS" - Accounts purchased hereunder which have not been Closed.

1.26. "REPURCHASED" - an Account has been repurchased when Seller has paid to Purchaser the then unpaid Face Amount.

1.27. "REQUIRED RESERVE AMOUNT" - the Reserve Percentage multiplied by the unpaid balance of Purchased Accounts.

1.28. "RESERVE ACCOUNT" - a bookkeeping account on the books of the Purchaser representing an unpaid portion of the Purchase Price, maintained by Purchaser to ensure Seller's performance with the provisions hereof.

1.29.  "RESERVE  PERCENTAGE"  -  30%

1.30. "RESERVE SHORTFALL" - the amount by which the Reserve Account is less than the Required Reserve Amount.

1.31. "SCHEDULE OF ACCOUNTS" - a form supplied by Purchaser from time to time wherein Seller lists such of its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

1.32.  "TERM"  -  Six  Months

     2.  SALE;  PURCHASE  PRICE;  BILLING
         --------------------------------

2.1.  ASSIGNMENT  AND  SALE.

2.1.1. Seller shall sell to Purchaser as absolute owner, with full recourse, such of Seller's Accounts as are listed from time to time on Schedules of Accounts. Each Schedule of Accounts shall be accompanied by such documentation supporting and evidencing the Account, as Purchaser shall from time to time request.

2.1.2. Seller must offer for sale to Purchaser all Accounts owing to Seller by an Active Account Debtor.

2.1.3. Purchaser may, but need not purchase from Seller such Accounts as Purchaser determines to be Eligible Accounts.

2.1.4. Purchaser shall pay the Purchase Price, less any amounts due to Purchaser from Seller, including, without limitation, any amounts due under Section 3.1 hereof, of any Purchased Account, to Seller within two (2) business days of the Purchase Date, whereupon the Accounts shall be deemed purchased hereunder.

2.2. BILLING. Purchaser may send a monthly statement to all Account Debtors itemizing their account activity during the preceding billing period. All
Account  Debtors  will  be  instructed  to  make  payments  to  Purchaser.

     3.  RESERVE  ACCOUNT.

3.1. Seller shall pay to Purchaser on demand the amount of any Reserve S hortfall.

3.2. Purchaser shall pay to Seller any amount by which the Reserve Account exceeds the Required Reserve Amount on the last business day of each week.

3.3.  Purchaser  may  charge  the  Reserve  Account  with  any  Obligation.

3.4. Purchaser may pay any amounts due Seller hereunder by a credit to the Reserve Account;

3.5. Purchaser may retain the Reserve Account unless and until Seller has executed and delivered to Purchaser a general release in the form of Exhibit A attached hereto.

     4.  EXPOSED  PAYMENTS.
         -----------------

4.1. Upon termination of this Agreement Seller shall pay to Purchaser (or Purchaser may retain), to hold in a non-segregated non-interest bearing account the amount of all Exposed Payments (the "Preference Reserve").

4.2. Purchaser may charge the Preference Reserve with the amount of any Exposed Payments that Purchaser pays to the bankruptcy estate of the Account Debtor that made the Exposed Payment, on account of a claim asserted under Section 547 of the Bankruptcy Code.

4.3. Purchaser shall refund to Seller from time to time that balance of the Preference Reserve for which a claim under Section 547 of the Bankruptcy Code can no longer be asserted due to the passage of the statute of limitations, settlement with the bankruptcy estate of the Account Debtor or otherwise.

     5.  AUTHORIZATION  FOR  PURCHASES.  Subject  to the terms and conditions of
         -----------------------------
this Agreement, Purchaser is authorized to purchase Accounts upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Seller.

     6.  FEES  AND  EXPENSES.  Seller  shall  pay  to  Purchaser:
         -------------------

6.1. FACTORING FEE. The Factoring Fee on the date on which a Purchased Account is Closed.

6.2. MISDIRECTED PAYMENT FEE. Any Misdirected Payment Fee immediately upon its accrual.

6.3. MISSING NOTATION FEE. The Missing Notation Fee on any Invoice that is sent by Seller to an Account Debtor that does not contain the notice as required by
Section  11.2  hereof.

6.4. OUT-OF-POCKET EXPENSES. The out-of-pocket expenses directly incurred by Purchaser in the administration of this Agreement such as wire transfer fees, postage and audit fees. Seller shall not be required to pay for more than four audits per twelve-month period.

     7.  REPURCHASE  OF ACCOUNTS.  Purchaser may require that Seller repurchase,
         -----------------------
by payment of the then unpaid Face Amount thereof, together with any unpaid fees relating to the Purchased Account on demand, or, at Purchaser's option, by Purchaser's charge to the Reserve Account:

7.1. Any Purchased Account, the payment of which has been disputed by the Account Debtor obligated thereon, Purchaser being under no obligation to determine the bona fides of such dispute;

7.2. Any Purchased Account for with Seller has breached any warranty as set forth in the Section 13.4.

7.3. Any Purchased Account owing from an Account Debtor which (i) in Purchaser's reasonable credit judgment has become insolvent or (ii) which has indicated an inability or unwillingness to pay the Purchased Account when due;

7.4. All Purchased Accounts upon the occurrence of an Event of Default, or upon the termination date of this Agreement; and

7.5.  Any  Purchased  Account  that remains unpaid beyond the Late Payment Date.

     8.  SECURITY  INTEREST.
         ------------------

     8.1. As collateral securing the Obligations, Seller grants to Purchaser a continuing first priority security interest in the Collateral.

8.2. Notwithstanding the creation of this security interest, the relationship of the parties shall be that of Purchaser and Seller of accounts, and not that of lender and borrower.

     9.  AUTHORIZATION  TO  PURCHASER.
         ----------------------------

9.1. Seller irrevocably authorizes Purchaser at Seller's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full:

9.1.1. Receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all proceeds of any collateral securing the Obligations or the proceeds thereof;

9.1.2. Take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon Purchaser's Accounts;

9.1.3. Pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in any assets of Seller, which sums shall be included as Obligations hereunder, and in connection with which sums the Late Charge shall accrue and shall be due and payable;

9.1.4.  File  in  the  name  of  Seller  or  Purchaser  or  both:

9.1.4.1.  Mechanics  lien  or  related  notices,  or

9.1.4.2. Claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty;

9.1.5. Notify any Account Debtor obligated with respect to any Account, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of and directly and solely to Purchaser, and
(h) communicate directly with Seller's Account Debtors to verify the amount and validity of any Account created by Seller.

9.1.6.  After  an  Event  of  Default:

9.1.6.1. Change the address for delivery of mail to Seller and to receive and open mail addressed to Seller;

9.1.6.2. Extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts and discharge or release any account debtor or other obligor (including filing of any public record releasing any lien granted to Seller by such account debtor), without affecting any of the Obligations;

9.1.7.  File  any  initial  financing  statements  and  amendments thereto that:

9.1.7.1. Indicate the collateral as all assets of the Seller or words of similar effect, regardless of whether any particular asset comprised in the collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

9.1.7.2. Contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the collateral relates; and

9.1.7.3. Contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights;

9.1.7.4. Advises third parties that any notification of Seller's Account Debtors will interfere with Purchaser's collection rights.

9.2. Seller hereby releases and exculpates Purchaser, its officers, employees and designees, from any liability arising from any acts under this Agreement or in furtherance thereof whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. In no event will Purchaser have any liability to Seller for lost profits or other special or consequential damages.

9.3. Seller authorizes Purchaser to accept, endorse and deposit on behalf of Seller any checks tendered by an account debtor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under 3-311 of the Uniform Commercial Code, or otherwise.

     10.  ACH  AUTHORIZATION. In order to satisfy any of the Obligations, Seller
          ------------------
authorizes Purchaser to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Seller.

     11.  COVENANTS  BY  SELLER.
          ---------------------

11.1. After written notice by Purchaser to Seller, and automatically, without notice, after an Event of Default, Seller shall not, without the prior written consent of Purchaser in each instance, (a) grant any extension of time for payment of any of its Accounts, (b) compromise or settle any of its Accounts for less than the full amount thereof, (c) release in whole or in part any Account Debtor, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Accounts.

11.2. From time to time as requested by Purchaser, at the sole expense of Seller, Purchaser or its designee shall have access, during reasonable business hours if prior to an Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Seller's books and records, and Seller shall permit Purchaser or its designee to make copies of such books and records or extracts therefrom as Purchaser may request. Without expense to Purchaser, Purchaser may use any of Seller's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Purchaser, in its sole discretion, deems appropriate. Seller hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Purchaser at Seller's expense all financial information, books and records, work papers, management reports and other information in their possession relating to Seller. Before sending any Invoice to an Account Debtor, Seller shall mark same with a notice of assignment as may be required by Purchaser.

11.3. Seller shall pay when due all payroll and other taxes, and shall provide proof thereof to Purchaser in such form as Purchaser shall reasonably require.

11.4. Seller shall not create, incur, assume or permit to exist any lien upon or with respect to any assets in which Purchaser now or hereafter holds a security interest.

11.5. Notwithstanding Seller's obligation to pay the Misdirected Payment Fee, Seller shall pay to Purchaser on the next banking day following the date of receipt by Seller the amount of any payment on account of a Purchased Account.

11.6.  AVOIDANCE  CLAIMS.

11.6.1. Seller shall indemnify Purchaser from any loss arising out of the assertion of any Avoidance Claim and shall pay to Purchaser on demand the amount thereof.

11.6.2. Seller shall notify Purchaser within two business days of it becoming aware of the assertion of an Avoidance Claim.

11.6.3.  This  provision  shall  survive  termination  of  this  Agreement.

     12.  ACCOUNT  DISPUTES.  Seller  shall notify Purchaser promptly of and, if
          -----------------
requested by Purchaser, will settle all disputes concerning any Purchased Account, at Seller's sole cost and expense. Purchaser may, but is not required to, attempt to settle, compromise, or litigate (collectively, "Resolve") the dispute upon such terms, as Purchaser in its sole discretion deem advisable, for Seller's account and risk and at Seller's sole expense. Upon the occurrence of an Event of Default Purchaser may Resolve such issues with respect to any Account of Seller.

13.  REPRESENTATION  AND  WARRANTIES.  Seller  represents  and  warrants  that:
     -------------------------------

13.1. It is fully authorized to enter into this Agreement and to perform hereunder;

13.2.  This  Agreement  constitutes its legal, valid and binding obligation; and

13.3.  Seller  is solvent and in good standing in the State of its organization.

13.4.  The  Purchased  Accounts  are  and  will  remain:

13.4.1. Bona fide existing obligations created by the sale and delivery of goods or the rendition of services in the ordinary course of Seller's business;

13.4.2. Unconditionally owed and will be paid to Purchaser without defenses, disputes, offsets, counterclaims, or rights of return or cancellation;

13.4.3. Not sales to any entity that is affiliated with Seller or in any way not an "arms length" transaction.

13.5. Seller has not received notice or otherwise learned of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable account debtor regarding Purchased Accounts.

14. In the event Seller's principals, officers or directors form a new entity in a business similar to that of Seller during the term of this Agreement or while Seller remains liable to Purchaser for any obligations under this Agreement or arising out of or related to this Agreement, whether in the form of a corporation, partnership, limited liability company or otherwise, such an entity shall be deemed to have expressly assumed the obligations due Purchaser by Seller under this Agreement. Upon the formation of any such entity, Purchaser shall be deemed to have been granted an irrevocable power of attorney to execute on behalf of the newly formed successor business, a new UCC-1 or UCC-3 financing statement and have it filled with the appropriate secretary of state or UCC filing office. Purchaser shall be held harmless and be relieved of any liability as a result of Purchaser's execution and recording of any such financing statement or the resulting perfection of a lien in any of the successor entity's assets. In addition, Purchaser shall have the right to notify the successor entity's account debtors of Purchaser's lien rights, its right to collect all Accounts, and to notify any new lender who has sought to procure a competing lien of Purchaser's right is in such successor entity's assets.

15.  Default.

15.1. EVENTS OF DEFAULT. The following events will constitute an Event of Default hereunder: (a) Seller defaults in the payment of any Obligations or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in any way, howsoever minor, (b) Seller or any guarantor of the Obligations becomes subject to any debtor-relief proceedings, (c) any such guarantor fails to perform or observe any of such Guarantor's obligations to Purchaser or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever, (d) Purchaser for any reason, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Obligations.

15.2. WAIVER OF NOTICE. SELLER WAIVES ANY REQUIREMENT THAT PURCHASER INFORM SELLER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF SELLER'S OBLIGATIONS HEREUNDER. FURTHER, PURCHASER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.

15.3.  EFFECT  OF  DEFAULT.

15.3.1. Upon the occurrence of any Event of Default, in addition to any rights Purchaser has under this Agreement or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable without notice.

15.3.2. The Late Charge shall accrue and is payable on demand on any Obligation not paid when due.

     16.  ACCOUNT  STATED.  Purchaser shall render to Seller a statement setting
          ---------------
forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Seller as an account stated, except to the extent that Purchaser receives, within sixty (60) days after the mailing of such statement, written notice from Seller of any specific exceptions by Seller to that statement, and then it shall be binding against Seller as to any items to which it has not objected.

     17. AMENDMENT AND WAIVER.  Only  a writing signed by all parties hereto may
         --------------------
amend this Agreement. No failure or delay in exercising any right hereunder shall impair any such right that Purchaser may have, nor shall any waiver by Purchaser hereunder be deemed a waiver of any default or breach subsequently occurring. Purchaser's rights and remedies herein are cumulative and not exclusive of each other or of any rights or remedies that Purchaser would otherwise have.

     18.  TERMINATION;  EFFECTIVE  DATE.
          -----------------------------

18.1. This Agreement will be effective on the date it is signed by the Parties, shall continue for the Term, and shall be automatically extended for successive Terms.

18.2. Either Party may terminate this Agreement by giving the other Party thirty day's prior written notice of termination, whereupon this Agreement shall terminate on the earlier date of the date of termination or the end of the then current Term.

     19.  NO LIEN TERMINATION WITHOUT RELEASE. In recognition of the Purchaser's
          -----------------------------------
right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Seller, Purchaser shall not be required to record any terminations or satisfactions of any of Purchaser's liens on the Collateral unless and until Seller and any guarantors of the Obligations have executed and delivered to Purchaser a general release in the form of the Exhibit numbered with this Section number. SELLER UNDERSTANDS THAT THIS PROVISION CONSTITUTES A WAIVER OF ITS RIGHTS UNDER 9-513 OF THE UCC.

     20.  CONFLICT.  Unless  otherwise  expressly  stated in any other agreement
          --------
between Purchaser and Seller, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

     21.  SEVERABILITY.  In  the  event  any  one  or  more  of  the  provisions
          ------------
contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     22.  ENFORCEMENT.  This  Agreement  and  all  agreements  relating  to  the
     -----------
subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.

     23.  RELATIONSHIP  OF  PARTIES.  The  relationship  of  the  parties hereto
          -------------------------
shall be that of Seller and Purchaser of Accounts, and Purchaser shall not be a fiduciary of the Seller, although Seller may be a fiduciary of the Purchaser.

     24.  ATTORNEYS'  FEES.  Seller agrees to reimburse Purchaser on demand for:
          ----------------

24.1. The actual amount of all costs and expenses, including attorneys' fees, which Purchaser has incurred or may incur in:

24.1.1. Negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith;

24.1.2.  Any  way  arising  out  of  this  Agreement;

24.1.3. Protecting, preserving or enforcing any lien, security interest or other right granted by Seller to Purchaser or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any Avoidance Claims;

24.2. The actual costs, including photocopying (which, if performed by Purchaser's employees, shall be at the rate of $.10/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process in any way relating to Seller. This provision shall survive termination of this Agreement.

24.3. The actual amount of all costs and expenses, including attorneys' fees, which Purchaser may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Seller, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (ii) opposing confirmation of Seller's plan there under.

     25.  ENTIRE AGREEMENT.  No promises of any kind have been made by Purchaser
          ----------------
or any third party to induce Seller to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

     26.  CHOICE  OF LAW.  This  Agreement  and  all  transactions  contemplated
          --------------
hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

     27.  JURY  TRIAL WAIVER. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH
          ------------------
MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR
(B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     28.  VENUE;  JURISDICTION.  Any  suit,  action  or  proceeding  arising
          --------------------
hereunder, or the interpretation, performance or breach hereof, shall, if Purchaser so elects, be instituted in any court sitting in the Chosen State, in the city in which Purchaser's chief executive office is located, or if none, any court sitting in the Chosen State (the "Acceptable Forums"). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser to transfer such proceeding to an Acceptable Forum.

     29.  SERVICE  OF  PROCESS.  Seller agrees that Purchaser may effect service
          --------------------
of process upon Seller by regular mail at the address set forth in this Agreement, or at the option of Purchaser if Seller is a Registered Organization, by service upon Seller's agent for the service of process.

     30.  ASSIGNMENT.  Purchaser  may  assign its rights and delegate its duties
          ----------
hereunder. Upon such assignment, Seller shall be deemed to have attorned to such assignee and shall owe the same obligations to such assignee and shall accept performance hereunder by such assignee as if such assignee were Purchaser.

     31.  COUNTERPARTS.  This  Agreement  may  be  signed  in  any  number  of
          ------------
counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

     32.  NOTICE.
          -------

32.1. All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party; or (iii) actual receipt by such party or an employee or agent of such party. All notices to Purchaser shall be deemed given upon actual receipt by a responsible officer of Purchaser.

32.2. For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

                                     SELLER
                                     ------

Address:               10120  S.  Eastern  Avenue    Suite  200

                       Henderson,  NV  89052

President:             Albert  Reda

                                    PURCHASER
                                    ---------



Address:               501  Main  Steet

                       Windsor,  CO  80550

Officer:               David  Karst

Fax  Number:           970-674-1181

     IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year first above written.

SELLER:                                            Skyy-Fi,  Inc.

                                                   By:  /s/ Albert Reda

                                                   Name:  Albert  Reda
                                                          ------------

                                                   Title: President
                                                          ---------

PURCHASER:                                         1st American Factoring, LLC

                                                   By:

                                                   Name:

                                                   Title:

Executed  on  ____________________________________

     (Seal)

State  of     ________________________


County  of    ________________________

The foregoing agreement was acknowledged before me this __________ day of _____________________y

Witness  my  hand  and  seal.

My  commission  expires:  ________________ _____________________(Notary  Public)

                                    EXHIBIT A

                                 GENERAL RELEASE
                                 ---------------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits 1ST AMERICAN FACTORING, LLC ("Releasee"), its parent, directors, shareholders, agents and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in way connected to or are related to that certain Factoring and Security Agreement dated June 25,2004.

     Releasor agrees that the matters released herein are not limited to matters that are known or disclosed, and the Releasor waives any and all rights and benefits that it now has, or in the future may have.

     Releasor agrees that the matters released herein are not limited to matters that are known or disclosed.

     Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims.

     Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released.

     Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advise is not needed.

DATED:  __________

Individual  Releasor:                      -------------------------------------
                                           [NAME  OF  INDIVIDUAL],  individually

Individual  Releasor:                      -------------------------------------

                                           [NAME  OF  INDIVIDUAL],  individually

Entity  Releasor:
                                           -------------------------------------
                                           By:

                                           -------------------------------------
                                           Name:

                                           -------------------------------------
                                           Title: